EXHIBIT 10.2

Shareholder’s Voting Proxy Agreement

This Shareholder’s Voting Proxy Agreement (the “Agreement”) is entered into as of September 27, 2009 between the parties in Jianou City, Fujian Province, P.R.C.:

Party A: Fujian United Bamboo Technology Co., Ltd.Registered Address: ××××××

Party B: Tang Jinrong, A citizen of P.R.C.,

And the Identity Card Number: 330621197112286799;

Li Lifang, A citizen of P.R.C.,

And the Identity Card Number: 330621197510251727;

Tang Shuiyou, A citizen of P.R.C.,

And the Identity Card Number: 330621194512026773

WHEREAS:

1.

Party A is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China (the “P.R.C.”), and registered at Administration of Industry and Commerce Bureau of Jianou City. The registered number is ××××××. It legally exists to date.

2.

As of the date of this Agreement, Party B are the shareholders of Jianou Lujian Foodstuff Co., Ltd. (“Jianou Lujian”) and collectively legally hold all of the equity interest of Jianou lujian;

3.

Jianou Lujian is an enterprise registered in Jianou City, Fujian Province, and legally exists to date. The number of its business license is 350783100011136.

4.

Party B desire to appoint the person designated by Party A to exercise their shareholders’ voting rights and other rights at Jianou Lujian in accordance with the laws and Jianou Lujian’s Articles of Association, and Party A is willing to designate such person.

NOW THEREFORE, the Parties hereby have reached the following agreement upon friendly consultations:

1.

Party B hereby agree to irrevocably appoint the person designated by Party A with the exclusive right to exercise, on their behalf, all of their shareholders’ voting rights at Jianou Lujian in accordance with the laws and Jianou Lujian’s Articles of Association, including but not limited to the rights to sell or transfer all or any of their equity interests of Jianou Lujian, and to appoint and elect the executive director of Jianou Lujian.

2.

Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, and this person shall represent Party B to exercise their shareholders’ voting rights pursuant to this Agreement.

3.

Both Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Jianou Lujian, Party B shall appoint the person designated by Party A with all shareholders’ voting rights. Both Parties to this Agreement agree that Party B can not transfer their equity interests of Jianou Lujian to any individual or company (other than Party A or the individuals or entities designated by Party A).

4.

Party B hereby acknowledge that they will withdraw the appointment of the person designated by Party A if Party A change such designated person and reappoint the substituted person designated by Party A as the new Proxy Holders to exercise their shareholders’ voting rights at Jianou Lujian.

5.

This Agreement sets forth and becomes effective when the Party A’s authorized representatives and Party B sign as the date mentioned on the first page.

6.

This Agreement shall not be terminated prior to the completion of acquisition of all of the equity interests in, or all assets of, Jianou Lujian by Party A;

7.

Any amendment and termination of this Agreement shall be in written and agreed upon by Both Parties.

8.

The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

9.

This Agreement is executed in Chinese and English in four (4) copies of each language; with everyone of Party A and Party B holding one copy of each language, and each original copy has the same legal effect. In the event of any conflict between the two versions, the Chinese version shall prevail.

[NO CONTEXT BELOW, SIGNATURE PAGE ONLY]

[SIGNATURE PAGE]

PARTY A: Fujian United Bamboo Technology Co., Ltd. (Seal)

Authorized Representative (Signature):

PARTY B:	___________________	(Signature)	____________________	(Signature)
	Tang Jinrong		Li Lifang

	___________________	(Signature)
Tang Shuiyou

This Agreement is agreed and accepted by:

Jianou Lujian Foodstuff Co., Ltd. (Seal)

Legal Representative/Authorized Representative (Signature):